Victory Funds

Victory Variable Insurance Diversified Stock Fund

Supplement dated February 15, 2017

to the Prospectus dated April 15, 2016 (“Prospectus”)

Effective May 15, 2017, the Prospectus is revised to reflect changes in the portfolio managers of the Victory Variable Insurance Diversified Stock Fund (“Fund”).

1.              The following replaces the information under the section “Management of the Fund” found on Page 5 of the Prospectus:

Investment Adviser

Victory Capital Management Inc. (“Adviser”) serves as the Fund’s investment adviser. The portfolio manager primarily responsible for day-to-day management of the Fund is a member of the Adviser’s Munder Capital Management (“Munder”) investment team (referred to as an investment franchise).

Portfolio Manager

Michael P. Gura is a Senior Portfolio Manager/Analyst of Munder and has been the Portfolio Manager of the Fund since May 2017.

2.              The following replaces the second paragraph of the section “Organization and Management of the Funds — The Investment Adviser” found on Page 11 of the Prospectus:

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Munder Capital Management (“Munder”) is the investment franchise responsible for the day-to-day investment management of the Fund.

3.              The following replaces the information in the section “Organization and Management of the Funds - Portfolio Management” found on Page 11 of the Prospectus:

Michael P. Gura is the Portfolio Manager of the Fund.

Mr. Gura is a Senior Portfolio Manager of Munder and has been with the Adviser since 2014. From 1995-2014, Mr. Gura was an investment professional with Munder Capital Management. Mr. Gura is a CFA charterholder.

The Fund’s SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.